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                         UNITED STATES
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                            FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported):   October 1, 2004
                                                  ---------------------------

                           THE TOWN AND COUNTRY TRUST
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             (Exact name of registrant as specified in its charter)


          Maryland                     001-12056                 52-6613091
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


          100 S. Charles Street, Baltimore, MD                     21201
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         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (410) 539-7600
                                                   ----------------------------


                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR  240.13e-4(c))





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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 1, 2004, The Town and Country Trust, The TC Operating Limited Partnership, The TC Property Company II (collectively, the "Borrowers") and Manufacturers and Traders Trust Company ("M&T") entered into a Fourth Loan Modification Agreement (the "Modification Agreement"), which extended the maturity of the Borrowers' $50 million line of credit with M&T and provided for certain other modifications to the line of credit. The terms of the Modification Agreement are more fully described in Item 203 Creation of a Direct Financial Obligation or an Obligations Under an Off-Balance Sheet Arrangement of a Registrant below.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATIONS UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On October 1, 2004, the Borrowers and M&T entered into the Modification Agreement. Pursuant to the Modification Agreement, the maturity of the Borrowers' $50 million line of credit with M&T was extended from October 1, 2004 to October 1, 2005, and the Borrowers were granted two additional options to further extend the maturity of the line of credit to October 1, 2006 and October 1, 2007. In addition to extending the term of the line of credit, the Modification Agreement provides for the amendment of certain conditions to M&T's obligation to make advances under the line of credit.

         In connection with the execution of the Modification Agreement, the Borrowers paid M&T a $50,000 extension fee.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

              Not applicable.

     (b)  Pro forma financial information

              Not applicable.

     (c)  Exhibits

         The Exhibits to this Current Report are listed in the Exhibit
Index on Page 3, which Exhibit Index is incorporated herein by this reference.



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                                  EXHIBIT INDEX

Exhibit
  No.                                   Description
  ---                                   -----------

  99.1 Fourth Loan Modification Agreement, dated as of October 1, 2004, among The Town and Country Trust, The TC Operating Limited Partnership, The TC Property Company II (collectively, the "Borrowers") and Manufacturers and Traders Trust Company.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE TOWN AND COUNTRY TRUST


                                               By:  /s/ Alan W. Lasker
                                                    --------------------------
                                                    Alan W. Lasker
                                                    Senior Vice President
                                                    and Chief Financial Officer


Dated:  October 4, 2004